UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2015

INDEPENDENCE ENERGY CORP.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-54323

(Commission file number)

20-3866475

(I.R.S. Employer Identification No.)

219 Chemin Metairie Road, Youngsville, La 70592

(Address of principal executive offices)(Zip Code)

(337) 269-5933

(Company's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01.  Changes in Registrant’s Certifying Accountant.

(a)Dismissal of Independent Registered Public Accounting Firm.

The board of directors of Independence Energy Corp., a Nevada corporation (the “Company”), recently completed a competitive process to review the appointment of the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2015. As a result of this process and following careful deliberation, on April 21, 2015, the board of directors approved the dismissal of Sadler, Gibb & Associates, LLC, a professional corporation (“Sadler”), as the Company’s independent registered public accounting firm. Sadler’s engagement by the Company had been limited to a review of the Company’s financial statements for the quarter ended October 31, 2014, and therefore it did not issue an audit report on the Company’s financial statements for either of the two fiscal years ended January 31, 2015 or January 31, 2014.

During the fiscal years ended January 31, 2015 and January 31, 2014, and the interim period from January 31, 2015 through April 21, 2015, (i) there were no disagreements, as contemplated by Item 304(a)(1)(iv) of Regulation S-K under the Securities Act of 1933, as amended (“Regulation S-K”),with Sadler on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Sadler’s satisfaction, would have caused Sadler to make reference to the subject matter thereof in connection with its reports for such years and (ii) there were no reportable events, as described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Sadler with a copy of the disclosures it is making in this Current Report on Form 8-K, and requested from Sadler a letter addressed to the Securities and Exchange Commission stating whether it agrees with such disclosures. A copy of Sadler’s letter dated April 27, 2015is attached as Exhibit 16.1 hereto.

(b)Engagement of New Independent Registered Public Accounting Firm.

On April 21, 2015,the Company’s board of directors engaged Pannell Kerr Forster of Texas, P.C. (“PKF”), to serve as the Company's independent registered public accounting firm to audit the Company’s financial statements for its fiscal year ended January 31, 2015.The Company had previously engaged PKF to review the Company’s financial statements for the quarter ended July 31, 2014.

During the fiscal years ended January 31, 2015 and2014,and the subsequent interim period through April 21, 2015, the Company did not consult with PKFregarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that PKF concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as contemplated by Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

16.1     Letter from Sadler, Gibb & Associates, LLC dated April 27, 2015.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2015	Independence Energy Corp.
	By:	/s/ Daniel J. Schreiber
	Name:	Daniel J. Schreiber
	Title:	Chief Executive Officer and Director